Impax Funds Series Trust I

Impax Large Cap Fund

Supplement Dated October 19, 2026
to the Prospectus dated May 1, 2026

Impax Asset Management LLC (“IAM”) has recommended, and the Board of Trustees (the “Board”) of Impax Funds Series Trust I (the “Trust”) has approved, the reorganization of Impax Large Cap Fund (the “Large Cap Fund”), a series of the Trust, with and into Impax US Sustainable Economy Fund (the “US Sustainable Economy Fund”), another series of the Trust. IAM is the investment adviser to each of the Large Cap Fund and the US Sustainable Economy Fund. IAM and the Board believe that the reorganization is in the best interests of the Large Cap Fund and its shareholders.

Although completion of the reorganization is subject to a number of conditions, shareholder approval of the reorganization is not required. The reorganization is currently expected to close on or about January 19, 2027, with the net asset value of the shares to be issued in the reorganization expected to be determined on or about January 15, 2027. The reorganization is expected to be a tax-free reorganization for federal income tax purposes.

Effective on or about December 15, 2026, the Large Cap Fund will be closed to new accounts. Effective on or about January 11, 2027, the Large Cap Fund will not accept any additional purchases or exchanges. The Large Cap Fund reserves the right to change this policy at any time. At any time before the reorganization closes, you can sell your shares back to the Large Cap Fund or exchange them for shares of another Impax Fund on any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at www.impaxam.com. Some restrictions may apply. Any gain resulting from the sale or exchange of your shares generally will be subject to tax.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the US Sustainable Economy Fund, nor is it a solicitation of any proxy. For more information regarding the US Sustainable Economy Fund, or to receive a free copy of the prospectus relating to the reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-767-1729. The prospectus relating to the reorganization will also be available for free on the Securities and Exchange Commission’s website (http://www.sec.gov). Please read the prospectus relating to the reorganization carefully before making any investment decisions.